[GRAPHIC OF FLAGS OMITTED]
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                                 THE GABELLI
                                 GLOBAL
                                 MULTIMEDIA
                                 TRUST INC.


FIRST QUARTER REPORT
MARCH 31, 2000

                           [Mountain Graphic Omitted]
                                  THE GABELLI
                                  GLOBAL
                                  MULTIMEDIA
                                  TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


                     ---------------------------------------
                         [GRAPHIC OF FIVE STARS OMITTED]
                     ---------------------------------------
                      MORNINGSTAR RATED(TM) GABELLI GLOBAL
                      MULTIMEDIA TRUST INC. 5 STARS OVERALL
                     AND FOR THE THREE- AND FIVE-YEAR PERIOD
                             ENDED 03/31/00 AMONG 56
                             DOMESTIC EQUITY FUNDS.
                     ---------------------------------------



                     ---------------------------------------
                                 #1 SECTOR FUND!
                     ---------------------------------------
                        LIPPER INC. RANKED GABELLI GLOBAL
                     MULTIMEDIA TRUST INC. #1 FOR THE THREE-
                       AND FIVE-YEAR PERIOD ENDED 03/31/00
                        AMONG 15 AND 14 CLOSED-END SECTOR
                           EQUITY FUNDS, RESPECTIVELY.
                     ---------------------------------------


INVESTMENT OBJECTIVE:
The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In general, multimedia stocks performed quite well in the volatile stock markets of the first quarter of 2000. We continue to see strong merger and acquisition and restructuring activity surfacing value in all media industries. The media landscape continues to change as new technologies create new products and services and as companies seek to improve their competitive positions by marrying content and creativity with more effective distribution.

      Last year, virtually every sector of the global multimedia industry excelled. In the first quarter of 2000, performance was not as uniformly stellar. In general, telecommunications, publishing and entertainment software stocks excelled. International cable television operators and broadcasters also performed well, but domestic companies in these sectors faltered. Although our stock picking batting average was lower this quarter--a reflection of disparate performance geographically and in the different sectors of the industry--the Trust still posted solid gains.



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                                  THE GABELLI
                                  GLOBAL
                                  MULTIMEDIA
                                  TRUST INC.


INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value (NAV) per share increased 5.08% to $20.82. This compares to the average 3.63% increase of the 265 Global Funds tracked by Lipper Inc. over this period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended March 31, 2000, the Multimedia Trust appreciated 78.23% after adjusting for the $3.695 per share in distributions paid during this period. This compares to the average 37.71% increase of the Lipper Inc. Global Fund Average over the same period.

      The three- and five-year average annual returns of the Multimedia Trust were 53.69% and 35.13%, respectively. Since inception on November 15, 1994 through March 31, 2000, the Multimedia Trust achieved a 363.95% total return which represents an average annual return of 33.00%.

      The Multimedia Trust's common shares ended the first quarter at $17.625 per share on the New York Stock Exchange, down 5.59% for the quarter and an increase of 80.60% for the twelve-month period ending March 31, 2000. The common shares have increased 268.43% since inception after adjusting for all distributions and the rights offering.

RIGHTS OFFERING 2000

      Your Board of Directors has announced a transferable rights offering for 2000. The offering is being made to shareholders by means of a prospectus. The Multimedia Trust is offering shareholders one transferable right for each share of common stock held as of the record date. Three rights will be required to purchase one additional share at a discounted price to net asset value and free of commission. Shareholders who fully exercise their primary subscription rights may oversubscribe for any additional amount of shares they wish. These oversubscription shares will be distributed based on a pro-rata allocation formula.

WHAT'S RIGHT ABOUT RIGHTS

      To raise additional capital, rights offerings have historically been a fair and efficient method. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price. We thought we would discuss some of the basic issues of rights offerings and how they relate to the Trust in a question and answer format.

RIGHTS OFFERING -- Q&A

Q: WHAT ARE RIGHTS?

      Rights are privileges granted to existing shareholders of a corporation (in our case the Multimedia Trust) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q: WHAT IS THE HISTORY OF RIGHTS OFFERINGS?

      Rights offerings have been used in Europe since the late 17th century after the commencement of the London Stock Exchange. In England, rights offerings are commonplace and represent an integral part of its capital markets and are well-regarded by shareholders. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are even more common in the U.S. and we expect that their frequency and effectiveness will increase.

Q: WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?

      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price--the "subscription price"--with a nominal commission. To attract shareholder interest, the subscription price is set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q: WHAT ARE TRANSFERABLE RIGHTS VERSUS NON-TRANSFERABLE RIGHTS?

      Non-transferable rights have no value other than that they may be exercised and are not tradable on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the dilution which would otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders would experience full dilution.

Q: HOW IS A RIGHTS OFFERING BENEFICIAL TO SHAREHOLDERS?

      The Multimedia Trust shareholder benefits from the opportunity to purchase additional shares with no commission if shares are held directly or, in some instances, with a nominal charge from their broker. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital that is raised by the Trust is used to position the portfolio to more fully take advantage of new investment opportunities. Increasing the size of the Trust may also result in lowering the Trust's expenses as a percentage of average net assets.

Q: HOW IS THE MULTIMEDIA TRUST'S RIGHTS OFFERING BETTER THAN OTHER RIGHTS OFFERINGS BY CLOSED-END FUNDS?

      There are two types of rights offerings a closed-end fund can use to raise additional capital: the direct offering method and the firm-underwritten method. The Multimedia Trust is utilizing a direct offering method to realize the relative cost advantages associated with this method as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution services which lessen shareholder value.

Q: WHAT IF MY TOTAL NUMBER OF RIGHTS IS NOT EVENLY DIVISIBLE BY THREE?

      The Trust will automatically round up shareholders' rights so that the total number of rights a shareholder is granted is evenly divisible by three.

Q: ARE THE SHAREHOLDERS IN FAVOR OF RIGHTS OFFERINGS?

      We have received numerous requests from the shareholders of the Trust to offer rights offerings. Our shareholders have been overwhelmingly in favor of rights offerings and look forward to future ones. This interest was evidenced by the oversubscribed rights offering that the Multimedia Trust had in 1995. This interest was further confirmed with the response to the Gabelli Equity Trust (from which the Multimedia Trust spun-off from in 1994) shareholder vote in 1993 in which shareholders voted 90% in favor to provide rights offerings.

Q: WHY DO MEMBERS OF THE NEWS MEDIA SAY THAT A RIGHTS OFFERING IS DILUTIVE?

      Dilution is experienced by shareholders who do not fully exercise their rights. The dilution is the result of issuing new shares below the then current net asset value. This causes the number of shares outstanding to increase at a percentage rate greater than the increase in the Fund's assets. To avoid dilution, a shareholder should fully subscribe to all shares made available based on the subscription ratio. If a shareholder does not exercise his or her rights, and sells the rights at their intrinsic value, the shareholder will not experience dilution. However, a failure to sell rights or a sale below intrinsic value will result in dilution.

Q. HOW DID THE TRUST FARE IN ITS PREVIOUS RIGHTS OFFERING?

      This is the second rights offering for our Fund. The following compares the total subscriptions received with the amount sought for the previous rights offering:
                      Amount         Subscriptions
                      Sought           Received
     Year           (millions)        (millions)
     ----         -------------     ---------------
     1995              $18.6             $44.0

Q. WERE SHAREHOLDERS ABLE TO SELL THEIR RIGHTS IN THE PAST RIGHTS OFFERING?

      Registered shareholders of the Multimedia Trust had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate which accompanied the Prospectus. The certificate must have been returned to State Street Bank and Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell or exercise the rights. The broker should fulfill the remainder of the order.

Q. WHAT WERE THE TRANSACTION COSTS ON THE SALE OF THE GGT RIGHTS?

      Multimedia Trust rights were sold through State Street Bank and Trust with no fees and only a nominal commission; however, certain brokerage firms may have charged a transaction fee to sell rights.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 5 years at The Gabelli Global Multimedia Trust and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


                                    [TRIANGLE GRAPHIC OMITTED; TEXT AS FOLLOWS:]
                                                      EPS
                                                      PMV
                                                      MANAGEMENT
                                                      CASH FLOW
                                                      RESEARCH


      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

GLOBAL ALLOCATION

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

                  [2 PIE CHARTS OMITTED, DEPICTING HOLDINGS BY
            GEOGRAPHIC REGION AS OF 3/31/00--PLOT POINTS AS FOLLOWS]

(FIRST CHART)
UNITED STATES                      66.5%
EUROPE                             12.2%
ASIA/PACIFIC RIM                   10.5%
CANADA                              7.5%
LATIN AMERICA                       3.3%


(SECOND CHART)
DISTRIBUTION                       63.8%
COPYRIGHT/CREATIVITY               36.2%


      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 2000.

COMMENTARY

THE GREAT WHITE NORTH

      The announced restructuring of BCE reflects many of the trends that have helped propel telecommunications stocks in recent years and illustrates the kind of value still available in the market place. BCE is surfacing value by spinning off its stake in a leading telecommunications equipment maker, Nortel Networks. It is broadening its geographic reach and increasing its exposure to new technologies and services by increasing its ownership interest in Teleglobe. Finally, BCE is attempting to marry its distribution with content through an unsolicited bid for CTV, a Canadian broadcaster with strong news and sports programming assets. We believe BCE is making all the right strategic moves and value the company at more than double its current stock price. We also note that U.S. "Baby Bell" SBC Communications owns 20% of BCE subsidiary Bell Canada. If

Canadian foreign ownership restrictions are repealed, SBC or some other large U.S. or foreign telecommunications concern could seek to acquire BCE outright.

TIME WARNER AND AOL--THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (content with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements, but we also expect to see more deals with content and distribution companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for the Fund.

THE SCORECARD

      As previously stated, telecommunications stocks were performance leaders this quarter. Our leader board was dominated by wired and wireless telecommunications providers from around the globe including Telemig Celular, Tele Centro Oeste Celular, Rostelecom, France Telecom, Cable & Wireless, BCE and its Canadian neighbor QuebecTel, and good old AT&T. Publishers such as Independent News & Media, Post Publishing, PRIMEDIA, Times Mirror (now engaged to Tribune Co.) and TV Guide also posted measurable gains. Filmed entertainment companies including Disney, Seagram and Time Warner brightened our performance screen.

      Domestic cable television operators such as Cablevision Systems and Comcast retreated, due in part to reduced merger and acquisition activity in the sector. Small U.S. broadcasters such as Granite Broadcasting, Gray Communications, Meredith Corp. and Paxson Communications showed weak signal strength.

STOCK REPURCHASE PLAN

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2000, 678,233 shares were repurchased in the open market.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BCE INC. (BCE - $125.4375 - NYSE) is Canada's global communications company. BCE has announced a series of transactions in recent months. The company plans to spin off the majority of its stake in Nortel Networks Corp. (NT - $126.00 -
NYSE) to BCE shareholders. BCE shareholders will receive 0.78 shares of NT per BCEshare. Other pending transactions include the acquisition of CTV Inc., a Canadian broadcaster, and Teleglobe, Inc., a provider of global network services.

CABLE & WIRELESS PLC (CWP - $56.00 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Major subsidiaries include Hong Kong Telecommunications (HKT - $25.75 - NYSE) (54% owned); the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $85.00 - NYSE) (53% owned), which is the largest cable system operator in the U.K.; and Cable & Wireless Optus in Australia. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. (NTLI -$92.8125 - Nasdaq) for 8 billion pounds, and will retain its data assets including Mercury Communications. In late February, Pacific Century Cyberworks (1186 - $2.3374 - Hong Kong) offered to acquire Cable & Wireless HKT. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion and its recently announced acquisition of 8 Internet service providers in Europe.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.6875 - NYSE), through its 80% ownership of BHC Communications (BHC - $156.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $132.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. UTVI acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave Inc. (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 1 million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications Corp. (CYCL - $24.3125 - NASDAQ) for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

LIBERTY CORP. (LC - $37.50 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance.

LIBERTY MEDIA GROUP (LMG'A - $59.25 - NYSE), owned by AT&T Corp., is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks.

TELECOM ITALIA MOBILE SPA (TIM.MI - $12.2758 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with over 18 million Global Systems for Mobile Communications ("GSM") subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $71.00 -
AMEX) and conducts its telephone operations through its wholly owned TDS Telecommunications Corp. (TDS Telecom) subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR - $128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

UNITED TELEVISION INC. (UTVI - $132.375 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.6875 - NYSE) television division. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $156.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market.

USA NETWORKS INC. (USAI - $22.5625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

DIVIDENDS

      The Trust recently distributed a dividend of $0.075 per share to Common Shareholders on March 24, 2000. For the twelve months ended March 31, 2000, the Trust distributed a total of $3.695 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on March 27, 2000. For the twelve months ended March 31, 2000, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Global Multimedia Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGGTX". The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We applaud Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Our vision, as well as your vision and commitment as an investor, have been grandly rewarded. Investors continued to enjoy strong investment returns this quarter, as the interactive revolution maintained its strength. We formed the Trust in 1994, believing that we were entering a period of accelerated growth globally. The investment objective of the Trust remains the same.

      The Fund's primary objective is capital appreciation achieved through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation, and for businesses involved in the ever-evolving communication revolution.

      The multimedia industry continues to experience strong secular growth. Deals and restructuring activity continue to surface values in media businesses. As with any industry undergoing significant change, there will be winners and losers. We remain dedicated to identifying and investing in those multimedia companies best positioned to prosper in the years ahead.

                                Sincerely,

                                /s/signature

                                MARIO J. GABELLI
                                President and Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
                           Liberty Media Group
                           Telephone & Data Systems Inc.
                           Viacom Inc.
                           USA Networks Inc.
                           Liberty Corp.

                           Telecom Italia Mobile SpA
                           Citizens Utilities Co.
                           UnitedGlobalCom Inc.
                           Chris-Craft Industries Inc.
                           Cable & Wireless plc
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

           THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   PORTFOLIO OF INVESTMENTS
                  MARCH 31, 2000 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS -- 91.3%
               COPYRIGHT/CREATIVITY COMPANIES -- 33.1%
               ADVERTISING -- 0.1%
       4,000   Bowlin Outdoor Advertising &
                 Travel Centers Inc.+ .......  $     20,750
         200   Havas Advertising SA .........       108,203
         100   Lamar Advertising Co. ........         4,550
         200   Publicas SA ..................       107,246
                                               ------------
                                                    240,749
                                               ------------
               CABLE PROGRAMMERS -- 4.0%
      60,000   CANAL+, ADR+ .................     2,886,124
       6,000   Flextech plc+ ................       173,901
     320,000   USA Networks Inc.+ ...........     7,220,000
                                               ------------
                                                 10,280,025
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.7%
       1,000   Activision Inc.+ .............        12,062
         360   America Online Inc.+ .........        24,210
       3,000   Atlus Co. Ltd. ...............        61,353
       2,000   Barnesandnoble.com Inc.+ .....        18,875
      10,000   Block (H&R) Inc. .............       447,500
       2,000   CDNow Inc.+ ..................         7,562
       3,230   EarthLink Inc.+ ..............        62,783
         500   Electronic Arts Inc.+ ........        35,594
      40,000   Homegrocer.com Inc.+ .........       415,000
         500   Intel Corp. ..................        65,969
       3,000   Internet.com Corp.+ ..........       125,625
       1,000   Microsoft Corp.+ .............       106,250
       2,000   Mobius Management Systems+ ...        24,250
       3,300   NBC Internet Inc., Cl. A+ ....       142,106
         100   Pixar Inc.+ ..................         3,569
      10,600   Talk.com Inc.+ ...............       169,600
         500   Ticketmaster Online-City
                 Search Inc.+ ...............        12,531
         400   Via Net.Works Inc.+ ..........        10,625
                                               ------------
                                                  1,745,464
                                               ------------
               CONSUMER PRODUCTS -- 0.0%
       4,000   Mattel Inc. ..................        41,750
                                               ------------
               DIVERSIFIED PUBLISHERS -- 7.5%
      10,000   Arnoldo Mondadori Editore SpA        255,187
      40,000   Belo (A.H.) Corp., Cl. A .....       715,000
       5,000   Central Newspapers Inc., Cl. A       168,125
       1,000   Dow Jones & Co. Inc. .........        71,812
      10,000   EMAP plc .....................       178,360
       2,833   Golden Books Family
                 Entertainment Inc.+ ........         4,958
       3,500   Hachette Filipacchi Medias ...       251,357
      20,000   Harcourt General Inc. ........       745,000
      15,000   Harte-Hanks Communications Inc.      340,312


                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
       1,000   Hollinger International Inc. .  $     10,750
       4,500   Houghton Mifflin Co. .........       190,969
      57,000   Independent News & Media plc,
                 Dublin .....................       559,449
       7,000   Knight-Ridder Inc. ...........       356,562
      55,000   Lee Enterprises Inc. .........     1,436,875
      20,000   McClatchy Newspapers Inc., Cl. A     655,000
       8,000   McGraw-Hill Companies Inc. ...       364,000
      22,000   Media General Inc., Cl. A ....     1,152,250
      15,000   Meredith Corp. ...............       415,312
     115,000   Nation Multimedia Group+ .....       106,425
     100,000   New Straits Times Press Berhad       444,737
     125,000   Oriental Press Group, ORD ....        37,324
      95,000   Penton Media Inc. ............     2,470,000
      10,000   Playboy Enterprises Inc., Cl. A+     167,500
     113,400   Post Publishing Co. Ltd.+ ....       119,937
      40,000   PRIMEDIA Inc.+ ...............     1,280,000
      28,000   Pulitzer Inc.. ...............     1,144,500
      60,000   Reader's Digest Association
                 Inc., Cl. B ................     1,717,500
      34,452   Singapore Press Holdings Ltd.        549,445
     385,000   South China Morning
                 Post Holdings, ORD .........       370,832
         300   SPIR Communication ...........        33,466
      15,000   Telegraaf Holdingsmij - CVA ..       470,396
      50,000   Thomas Nelson Inc. ...........       396,875
       4,500   Times Mirror Co., Cl. A ......       418,219
      50,000   Times Publishing Ltd. ........       101,063
      30,000   Tribune Co. ..................     1,096,875
      11,300   United News & Media plc, ADR .       305,100
         800   Wiley (John) & Sons Inc., Cl. B       13,700
       4,000   Wolters Kluwer NV ............        91,925
       2,000   Ziff-Davis Inc. ..............        31,250
                                               ------------
                                                 19,238,347
                                               ------------
               ENTERTAINMENT PRODUCTION -- 9.0%
       2,522   EMI Group plc ................        27,953
      20,000   EMI Group plc, ADR ...........       427,500
       7,000   GTECH Holdings Corp.+ ........       129,937
       7,000   Grammy Entertainment plc+ ....        28,689
       7,000   Granada Group plc ............        74,967
       2,000   Harvey Entertainment Co.+ ....         9,250
     340,000   Liberty Media Group, Cl. A+ ..    20,145,000
       1,000   Martha Stewart Living
                 Inc., Cl. A+ ...............        27,000
      35,710   Metro-Goldwyn-Mayer Inc.+ ....       908,373
         300   NRJ SA .......................       222,630
      10,000   Premier Parks Inc. ...........       210,000
       3,000   Princeton Video Image Inc.+ ..        21,000
     100,000   Shaw Brothers (Hong Kong) Ltd.       127,784
      10,000   TV Guide Inc., Cl. A+ ........       480,625
       2,000   World Wrestling Federation
                 Entertainment Inc.+ ........        35,469
                                               ------------
                                                 22,876,177
                                               ------------

            THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             PORTFOLIO OF INVESTMENTS (CONTINUED)
                  MARCH 31, 2000 (UNAUDITED)

                                                   MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               GLOBAL MEDIA AND ENTERTAINMENT -- 8.8%
         481   Boston Celtics L.P. ..........  $      4,780
      60,000   Disney (Walt) Co. ............     2,482,500
      40,000   Fox Entertainment Group Inc. .     1,197,500
      38,000   Grupo Televisa SA, GDR+ ......     2,584,000
      21,000   News Corp. Ltd., ADR .........     1,181,250
      40,000   Seagram Co. ..................     2,380,000
       2,500   Sony Corp., ADR ..............       700,313
      38,000   Time Warner Inc. .............     3,800,000
     155,000   Viacom Inc., Cl. A+ ..........     8,282,812
                                               ------------
                                                 22,613,155
                                               ------------
               HOTELS AND GAMING -- 2.9%
      10,000   Aztar Corp.+ .................        95,000
       6,000   Churchill Downs Inc. .........       158,250
     120,000   Gaylord Entertainment Co. ....     3,255,000
     700,000   Hilton Group plc .............     3,252,286
       5,000   MGM Grand Inc. ...............       120,000
      10,000   Mirage Resorts Inc.+ .........       193,750
      10,000   Park Place Entertainment Corp.+      115,625
       2,500   Quintel Entertainment Inc.+ ..        14,687
       4,000   Starwood Hotels & Resorts
                 Worldwide Inc. .............       105,000
                                               ------------
                                                  7,309,598
                                               ------------
               INFORMATION PUBLISHING -- 0.1%
      15,000   Berlitz International Inc.+ ..       171,562
       8,000   Data Broadcasting Corp.+ .....        61,000
       1,000   Dun & Bradstreet Corp. .......        28,625
         500   Scholastic Corp.+ ............        26,969
                                               ------------
                                                    288,156
                                               ------------
               TOTAL COPYRIGHT/CREATIVITY
                 COMPANIES ..................    84,633,421
                                               ------------

               DISTRIBUTION COMPANIES -- 58.2%
               BROADCASTING -- 10.7%
      90,000   Ackerley Group Inc. ..........     1,361,250
       8,550   American Tower Corp., Cl. A+ .       422,156
       1,000   AMFM Inc.+ ...................        62,125
       2,500   Audiofina ....................       309,408
       2,900   BHC Communications Inc., Cl. A       452,400
      12,000   CanWest Global Communications Corp.  129,000
      18,000   CanWest Global Communications Corp.,
                 Sub-Voting .................       195,114
       2,000   Carlton Communications plc, ADR      117,500
      66,950   Chris-Craft Industries Inc.+ .     4,263,878



                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
         500   Clear Channel Communications
                 Inc.+ ......................  $     34,531
       8,333   Corus Entertainment Inc., Cl. B+     217,931
       3,000   Cox Radio Inc., Cl. A+ .......       252,000
       4,000   CTV Inc.+ ....................       105,712
       1,000   Emmis Communications Corp.,
                 Cl. A+ .....................        46,500
      20,120   Fisher Companies Inc. ........     1,257,500
       1,000   General Electric Co. .........       155,188
      92,500   Granite Broadcasting Corp.+ ..       659,062
      13,125   Gray Communications Systems Inc.     155,859
      60,000   Gray Communications
                 Systems Inc., Cl. B ........       705,000
       7,000   Groupe AB SA, ADR+ ...........        86,625
       5,000   Grupo Radio Centro, SA de CV, ADR     67,187
      36,000   Hearst-Argyle Television Inc.+       841,500
       1,500   Infinity Broadcasting Corp.+ .        48,562
         700   LaGardere S.C.A. .............        56,874
     150,000   Liberty Corp. ................     5,625,000
         400   Metropole TV M6 SA ...........       273,476
       1,500   Nippon Television Network ....     1,064,907
       1,500   Nippon Television Network,
                 New Shares .................     1,051,760
       5,000   NTN Communications Inc.+ .....        20,000
      67,000   Paxson Communications
                 Corp., Cl. A+ ..............       519,250
         500   Radio One Inc.+ ..............        33,312
       1,525   SAGA Communications Inc., Cl. A       29,166
      17,000   Salem Communications
                 Corp., Cl. A+ ..............       202,937
       2,000   SBS Broadcasting SA+ .........       123,000
       1,000   Sinclair Broadcast Group Inc.+         8,937
      43,000   Sistem Televisyen Malaysia Berhad     49,337
       1,000   Spanish Broadcasting
                 System Inc., Cl. A+ ........        23,453
      50,000   Television Broadcasting Ltd., ORD    444,677
       2,500   Television Francaise 1 .......     1,843,284
      55,000   Tokyo Broadcasting System Inc.     2,169,255
       3,000   TV Azteca, SA de C.V.+ .......        44,250
      12,600   United Television Inc. .......     1,667,925
         500   Wink Communications Inc.+ ....        16,687
       5,000   Young Broadcasting Inc., Cl. A+       95,000
                                               ------------
                                                 27,308,475
                                               ------------
               BUSINESS SERVICES -- 1.3%
      15,000   Carlisle Holdings Ltd.+ ......       117,187
       4,000   Cendant Corp.+ ...............        74,000
         500   CheckFree Holdings Corp.+ ....        35,250
       1,000   Convergys Corp.+ .............        38,625
       9,400   Donnelley (R.H.) Corp. .......       159,800
       2,000   IMS Health Inc. ..............        33,875
      26,100   Vivendi ......................     3,011,542
                                               ------------
                                                  3,470,279
                                               ------------

           THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             PORTFOLIO OF INVESTMENTS (CONTINUED)
                  MARCH 31, 2000 (UNAUDITED)

                                                   MARKET
      SHARES                                       VALUE
      ------                                       ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               CABLE -- 5.8%
       6,000   Austar United Communications
                 Ltd.+ ......................  $     30,788
      65,000   Cablevision Systems
                 Corp., Cl. A+ ..............     3,948,750
      10,000   Charter Communications
                 Inc., Cl. A+ ...............       143,281
       5,000   Comcast Corp., Cl. A .........       206,250
       7,000   Comcast Corp., Cl. A, Special        303,625
       5,000   Mediacom Communications Corp.+        69,687
      43,000   MediaOne Group Inc.+ .........     3,483,000
      10,000   Mercom Inc.+ (b) .............       120,000
       7,027   NTL Inc.+ ....................       652,193
      13,090   Telewest Communications
                 plc, ADR+ ..................     1,106,105
      58,000   UnitedGlobalCom Inc., Cl. A+ .     4,353,625
      10,000   Videotron Groupe .............       274,948
                                               ------------
                                                 14,692,252
                                               ------------
               CONSUMER SERVICES -- 0.1%
      10,000   Allied Domecq plc ............        52,513
         500   Department 56 Inc.+ ..........         7,406
       3,000   Hotel Reservations Inc., Cl. A+       53,250
      15,000   Lillian Vernon Corp. .........       142,500
                                               ------------
                                                    255,669
                                               ------------
               ENERGY AND UTILITIES -- 0.2%
      50,000   El Paso Electric Co.+ ........       518,750
                                               ------------
               ENTERTAINMENT DISTRIBUTION -- 2.0%
       6,000   AMC Entertainment Inc.+ ......        30,375
     225,000   Blockbuster Inc., Cl. A ......     2,250,000
      39,500   GC Companies Inc.+ ...........     1,372,625
       3,500   Liberty Digital Inc.+ ........       134,750
       5,000   Loews Cineplex Entertainment
                 Corp.+ .....................        17,500
      39,000   Shaw Communications Inc., Cl. B    1,046,800
      11,000   Shaw Communications Inc., Cl. B,
                 Non-Voting+ ................       296,312
                                               ------------
                                                  5,148,362
                                               ------------
               EQUIPMENT -- 2.1%
      35,000   Allen Telecom Inc.+ ..........       557,812
       2,100   Amphenol Corp., Cl. A+ .......       214,725
       2,000   CommScope Inc.+ ..............        91,250
       1,000   Furukawa Electric Co. Ltd. ...        16,799
       4,000   Gemstar International Group
                 Ltd.+ ......................       344,000
       7,000   Hutchison Whampoa Ltd. .......       126,308
         920   Koninklijke Philips Electronics
                 NV, ADR ....................       157,608
       2,500   L-3 Communications Holdings Inc.+    130,000
       3,000   Lucent Technologies Inc. .....       182,250
       1,000   Nortel Networks Corp. ........       126,000
     150,000   Oak Technology Inc.+ .........     2,887,502
       6,000   Scientific-Atlanta Inc. ......       380,625



                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
       2,000   TiVo Inc.+ ...................  $     69,250
                                               ------------
                                                  5,284,129
                                               ------------
               INTERNATIONAL TELEPHONE -- 9.5%
      33,500   BCE Inc. .....................     4,202,156
      45,000   BCT.Telus Communications Inc.      1,331,727
      10,000   BCT.Telus Communications
                 Inc., ADR ..................       295,939
      20,000   BCT.Telus Communications
                 Inc., Cl. A ................       591,879
         500   British Telecommunications
                 plc, ADR ...................        94,063
      76,000   Cable & Wireless plc, ADR ....     4,256,000
      27,000   Compania de Telecomunicaciones
                 de Chile SA, ADR ...........       614,250
       2,000   Deutsche Telekom AG, ADR+ ....       160,500
      10,000   Embratel Participacoes SA, ADR+      256,250
       1,000   France Telecom SA, ADR .......       176,938
      21,000   GST Telecommunications Inc.+ .       128,625
          90   Japan Telecom Co. Ltd. .......     3,812,631
         500   Magyar Tavkozlesi Rt, ADR ....        22,313
          10   Nippon Telegraph & Telephone Corp.   158,738
      20,000   Philippine Long Distance
                 Telephone Co., ADR .........       438,750
       7,000   PT Indonesia Satellite, ADR ..       120,313
       4,320   PT Telekomunikasi Indonesia, ADR      41,040
       6,000   QuebecTel Group Inc. .........        92,498
       4,000   Rostelecom, ADR ..............        95,000
       1,000   Sonera Group Oyj .............        68,273
      20,000   Swisscom AG, ADR .............       763,750
       3,300   Tele Centro Sul Participacoes
                 SA, ADR ....................       267,300
      16,500   Tele Norte Leste Participacoes
                 SA, ADR ....................       439,313
       3,000   Telecom Argentina Stet France
                 Telecom SA, ADR ............       104,250
       1,000   Telecom Corp. of
                 New Zealand Ltd., ADR ......        36,688
      16,500   Telecomunicacoes de Sao Paulo SA
                 (Telesp), ADR ..............       489,844
       3,000   Telefonica de Argentina SA,
                 Cl. B, ADR .................       117,750
         500   Telefonica del Peru, ADR .....         8,500
     250,000   Telefonica del Peru, Cl. B ...       423,777
      41,000   Telefonica SA, ADR ...........     3,059,625
      24,000   Telefonos de Mexico SA,
                 Cl. L, ADR .................     1,608,000
       2,400   Telstra Corp. Ltd., ADR ......        56,400
                                               ------------
                                                 24,333,080
                                               ------------
               SATELLITE -- 2.6%
         300   Asia Satellite Telecommunications
                 Holdings Ltd., ADR .........        12,131
       2,000   British Sky Broadcasting
                 Group, ADR .................       317,875
      10,000   COMSAT Corp. .................       206,250
      28,000   EchoStar Communications
                 Corp., Cl. A+ ..............     2,212,000

           THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             PORTFOLIO OF INVESTMENTS (CONTINUED)
                  MARCH 31, 2000 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               SATELLITE (CONTINUED)
      10,000   General Motors Corp., Cl. H+ .  $  1,245,000
       4,000   Globalstar Telecommunications
                 Ltd.+ ......................        55,500
      15,008   Loral Space & Communications Ltd.+   152,894
      11,200   Pegasus Communications Corp.+      1,576,400
      45,000   TCI Satellite Entertainment
                 Inc., Cl. A+ ...............       860,625
                                               ------------
                                                  6,638,675
                                               ------------
               TELECOMMUNICATIONS -- 3.7%
       4,266   Aliant Inc.+ .................       114,504
       3,000   Allegiance Telecom Inc.+ .....       241,875
       3,000   ALLTEL Corp. .................       189,188
       4,000   BroadWing Inc.+ ..............       148,750
       2,000   Choice One Communications Inc.+       71,000
      33,750   CoreComm Ltd.+ ...............     1,485,000
       5,000   Eircom plc ...................        22,287
       9,000   Electric Lightwave Inc., Cl. A+      214,875
       8,000   Global Crossing Ltd.+ ........       327,500
       3,000   Global Telesystems Group Inc.+        61,500
       1,305   Hellenic Telecommunications
                 Organization SA ............        37,125
       1,000   Jazztel plc, ADR+ ............        80,938
      10,000   Metromedia International
                 Group Inc.+ ................        56,250
      35,000   RCN Corp.+ ...................     1,885,625
       9,655   Rogers Communications
                 Inc., Cl. B+ ...............       285,730
     130,345   Rogers Communications Inc.,
                 Cl. B, ADR+ ................     3,885,910
       5,500   Time Warner Telecom Inc., Cl. A+     437,250
       3,000   USN Communications Inc.+ .....           240
                                               ------------
                                                  9,545,547
                                               ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 2.4%
      17,000   AT&T Corp. ...................       956,250
      30,000   Esat Telecom Group plc, ADR+ .     2,996,250
       6,000   MCI WorldCom Inc.+ ...........       271,875
      12,000   Sprint Corp. .................       756,000
       3,000   Startec Global Communications
                 Corp.+ .....................        63,000
      22,000   Viatel Inc.+ .................     1,104,125
                                               ------------
                                                  6,147,500
                                               ------------
               U.S. REGIONAL OPERATORS -- 2.5%
     130,000   Citizens Utilities Co., Cl. B+     2,128,750
      24,434   Commonwealth Telephone
                 Enterprises Inc.+ ..........     1,146,871
      24,400   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ...     1,134,600
      20,000   GTE Corp. ....................     1,420,000
       5,000   SBC Communications Inc. ......       210,000
       5,000   US West Inc. .................       363,125
                                               ------------
                                                  6,403,346
                                               ------------


                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               WIRELESS COMMUNICATIONS -- 15.3%
      45,000   Aerial Communications Inc.+ ..  $  2,556,563
       3,000   Cable & Wireless Communications
                 plc, ADR ...................       255,000
      37,000   CenturyTel Inc. ..............     1,373,625
      22,000   Iridium World Communications
                 Ltd., Cl. A+ ...............        19,766
      13,000   Leap Wireless International
                 Inc.+ ......................     1,282,938
       5,000   Libertel NV+ .................       106,767
       8,447   Nextel Communications Inc.,
                 Cl. A+ .....................     1,252,268
         100   NTT Mobile Communications
                 Network Inc. ...............     4,099,917
      18,000   Price Communications Corp.+          414,000
       6,000   Qualcomm Inc.+ ...............       895,875
      77,000   Rogers Cantel Mobile
                 Communications Inc., Cl. B+      3,113,688
      12,200   Rural Cellular Corp., Cl. A+ .       824,263
      38,680   SK Telecom Co. Ltd., ADR .....     1,508,520
       7,000   Sprint Corp. (PCS Group)+ ....       457,188
       1,650   Tele Celular Sul Participacoes
                 SA, ADR ....................        82,500
       5,500   Tele Centro Oeste Celular
                 Participacoes SA, ADR ......        63,938
         330   Tele Leste Celular Participacoes
                 SA, ADR ....................        19,800
         825   Tele Nordeste Celular Participacoes
                 SA, ADR ....................        59,194
         330   Tele Norte Celular Participacoes
                 SA, ADR ....................        20,460
       3,300   Tele Sudeste Celular Participacoes
                 SA, ADR ....................       164,794
     380,000   Telecom Italia Mobile SpA ....     4,664,800
         825   Telemig Celular Participacoes
                 SA, ADR ....................        73,064
      85,000   Telephone & Data Systems Inc.      9,435,000
       6,600   Telesp Celular Participacoes
                 SA, ADR ....................       374,138
       6,000   Teligent Inc., Cl. A .........       400,875
      18,000   Total Access Communications plc+      57,600
      20,000   U.S. Cellular Corp.+ .........     1,420,000
       3,500   Vimpel-Communications, ADR+ ..       148,094
      18,000   Vodafone AirTouch plc, ADR ...     1,000,125
      16,000   VoiceStream Wireless Corp.+ ..     2,061,000
       2,000   Western Wireless Corp., Cl. A+        91,625
      15,000   WinStar Communications Inc.+ .       900,000
                                               ------------
                                                 39,197,385
                                               ------------
               TOTAL DISTRIBUTION
                 COMPANIES ..................   148,943,449
                                               ------------
               TOTAL COMMON STOCKS ..........   233,576,870
                                               ------------

           THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             PORTFOLIO OF INVESTMENTS (CONTINUED)
                  MARCH 31, 2000 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               PREFERRED STOCKS -- 2.2%
               BUSINESS SERVICES -- 0.0%
       6,000   Cendant Corp., 1.30% Cv. Pfd.   $    147,000
                                               ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 1.2%
      62,765   News Corp. Ltd., Pfd., ADR ...     2,997,029
                                               ------------
               U.S. REGIONAL OPERATORS -- 1.0%
      40,000   Citizens Utilities Co.,
                 5.00% Cv. Pfd. .............     2,500,000
                                               ------------
               TOTAL PREFERRED STOCKS .......     5,644,029
                                               ------------
  PRINCIPAL
    AMOUNT
  ---------

               CORPORATE BONDS -- 0.2%
               BUSINESS SERVICES -- 0.1%
    $275,000   Trans-Lux Corp., Sub. Deb. Cv.
                 7.50%, 12/01/06 ............       228,594
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
      50,000   BBN Corp., Sub. Deb. Cv. (b)
                 6.00%, 04/01/12 ............        48,375
                                               ------------
               DIVERSIFIED PUBLISHERS -- 0.0%
      58,000   Golden Books Family
                 Entertainment Inc., PIK
                 10.75%, 12/31/04 ...........        34,800
                                               ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
      20,000   Boston Celtics L.P., Sub. Deb. Cv.
                 6.00%, 06/30/38 ............        10,650
                                               ------------
               HOTELS AND GAMING -- 0.1%
     200,000   Hilton Hotels Corp., Sub. Deb. Cv.
                 5.00%, 05/15/06 ............       153,000
                                               ------------
               TOTAL CORPORATE BONDS ........       475,419
                                               ------------

     SHARES
     ------

               WARRANTS -- 0.0%
               ADVERTISING -- 0.0%
         200   Havas Advertising SA Warrants
                 expires 05/13/01 ...........         3,122
                                               ------------
               TOTAL WARRANTS ...............         3,122
                                               ------------
   PRINCIPAL
    AMOUNT
   ---------

               U.S. GOVERNMENT OBLIGATIONS -- 4.3%
 $10,989,000   U.S. Treasury Bills, 5.40% to 6.06%++,
                 due 04/06/00 to 05/18/00 ...    10,944,293
                                               ------------


                                                  MARKET
                                                   VALUE
                                                  ------

  TOTAL INVESTMENTS -- 98.0% (A)
    (Cost $118,457,927) .....................  $250,643,733
                                               ============

  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF CUMULATIVE
    PREFERRED STOCK -- (10.1)% ..............   (25,823,411)
                                               ------------

  NET ASSETS -- COMMON STOCK -- 87.9%
    (10,798,315 common shares outstanding) ..   224,820,322
                                               ------------

  NET ASSETS --  CUMULATIVE
    PREFERRED STOCK -- 12.1%
    (1,235,700 preferred shares outstanding)     30,892,500
                                               ------------

  TOTAL NET ASSETS -- 100.0% ................  $255,712,822
                                               ============

  NET ASSET VALUE PER COMMON SHARE
    ($224,820,322 / 10,798,315 shares
    outstanding) ............................        $20.82
                                                     ======
  --------------------
  (a)   For Federal tax purposes:
          Aggregate cost ....................  $118,457,927
                                               ============
          Gross unrealized appreciation .....  $137,132,711
          Gross unrealized depreciation .....    (4,946,905)
                                               ------------
          Net unrealized appreciation .......  $132,185,806
                                               ============
  (b)   Security fair valued as determined by the Board of Directors.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American  Depositary  Receipt
  ADS - American  Depositary  Shares
  USD - United States Dollar
  ORD - Ordinary Share
  GDR - Global Depositary Receipt

                                       % OF
                                       MARKET            MARKET
                                       VALUE             VALUE
                                      -------            ------
  GEOGRAPHIC DIVERSIFICATION
    United States ...................   66.5%         $166,712,496
    Europe ..........................   12.2            30,636,827
    Asia/Pacific Rim ................   10.5            26,378,738
    Canada ..........................    7.5            18,685,849
    Latin America ...................    3.3             8,229,823
                                      ------          ------------
    Total Investments ...............  100.0%         $250,643,733
                                      ======          ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

James E. McKee
  SECRETARY




INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                           COMMON    7.92% PREFERRED
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      10,798,315     1,235,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us
at 914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2000


GBFMT 03/00